1CLICK TO EDIT MASTER TITLE STYLE GUIDANCE PRESENTATION 2025

22025 OUTLOOK & ASSUMPTIONS LOW HIGH PROPERTY PORTFOLIO NOI $171.2M $175.8M CONSTRUCTION SEGMENT PROFIT $6.8M $8.6M G&A EXPENSES ($17.6M) ($16.6M) INTEREST INCOME $15.7M $16.7M ADJUSTED INTEREST EXPENSE(1) ($63.5M) ($59.5M) NORMALIZED FFO PER DILUTED SHARE $1.00 $1.10 GUIDANCE ASSUMPTIONS • Harbor Point T. Rowe Price and Allied delivered in Q1 2025 • Construction gross profit decline due to lower backlog • Chandler Residences stabilized in Q2 2025 $ IN MILLIONS (1) Includes the interest expense on finance leases and interest receipts of non-designated derivatives.

3ESTIMATED NOI & FEE INCOME (1) Based on management’s guidance. (2) Excludes AHH rent and adjustments for noncontrolling interests. (3) JV property income for 2025 includes $3.8M expected to be derived from the T. Rowe Price Global HQ and carries ($0.8M) from Allied | Harbor Point, resulting in estimated net JV income of ~$3M. Fully stabilized JV property income includes $4.3M expected to be derived from our 50% ownership of the T. Rowe Price Global HQ and assumes Allied | Harbor Point is no longer an unconsolidated joint venture. $ IN MILLIONS 2021 2022 2023 2024 2025E⁽¹⁾ Projected Fully Stabilized Portfolio⁽¹⁾ CAGR Property Portfolio NOI(2) $124 $146 $160 $171 $174 $176 6% JV Property Income(3) - - - - 3 4 0% Construction Gross Profit 4 8 13 14 8 8 12% Interest Income 18 17 15 19 16 12 -7% Total Fee Income $22 $25 $28 $32 $24 $20 -1.8% Total $146 $171 $188 $203 $200 $200 5.4%

4EVOLVING STABILIZED PORTFOLIO GAAP NOI COMPOSITION 2024 2025E Guidance Midpoint Retail Multifamily Office Projected Property Segment NOI Fully Stabilized (1) Excludes AHH rent and adjustments for noncontrolling interests. (2) Assumes Chandler Residences stabilizes in Q2 2025 and Southern Post Commercial stabilizes by end of 2025. Fully stabilized also includes Columbus Village II with expected delivery by end of 2025. (3) JV property income for 2025 includes $3.8M expected to be derived from the T. Rowe Price Global HQ and carries ($0.8M) from Allied | Harbor Point, resulting in estimated net JV income of ~$3M. Fully stabilized JV property income includes $4.3M expected to be derived from our 50% ownership of the T. Rowe Price Global HQ and assumes Allied | Harbor Point is no longer an unconsolidated joint venture. $ IN MILLIONS JV Income PORTFOLIO COMPOSITION(1) 2024 2025E MIDPOINT(2) FULLY STABILIZED(2) RETAIL $76 $71 $72 OFFICE $61 $63 $64 MULTIFAMILY $34 $40 $40 JV PROPERTY INCOME(3) $0 $3 $4 TOTAL $171 $177 $181

5TREND COMPARISONS $ IN MILLIONS $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Property Portfolio NOI Total Adjusted EBITDAre Normalized FFO Total Common Dividend 2023 2024 2025E 2023 2024 2025E Property Portfolio NOI $160 $171 $174 Total Adjusted EBITDAre $175 $181 $181 Normalized FFO $110 $119 $107 Total Common Dividend $69 $76 $84

6FORWARD-LOOKING STATEMENTS This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 19, 2025 and the Supplemental Financial Package for the quarter and the fiscal year ending December 31, 2024 (the “Supplemental Financial Package”), which have been furnished as Exhibits 99.1 and 99.2, respectively, to our Form 8-K furnished on February 19, 2025. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2025 outlook and related assumptions, projections, anticipated growth in our Total Adjusted EBITDAre, normalized funds from operations (“Normalized FFO”), and net operating income (“NOI”) are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company's actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company's filings with the SEC. These factors include, without limitation: (a) the future performance of the Company’s operating property portfolio; (b) developments related to the Company’s real estate financing program; (c) future financing activities, acquisitions, and dispositions; (d) the Company's ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; and (e) the Company's ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. In addition to disclosing results determined in accordance with generally accepted accounting principles in the United States ("GAAP"), non-GAAP financial measures are presented herein, including Property Portfolio NOI, Total Adjusted EBITDAre and Normalized FFO. For more information and definitions of the Non-GAAP measures, see the “Definitions” section in the Supplemental Financial Package. Non-GAAP financial measures are presented for supplemental information purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may not align with similar financial measures presented by our competitors, which may limit the ability of investors to assess our performance relative to certain peer companies. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this presentation with their most directly comparable GAAP financial results. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our results of operations, as well as provide a useful measure for period-to-period comparisons of our business performance. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.